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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 18, 2011

                           All Fuels & Energy Company
             (Exact name of registrant as specified in its charter)

            Delaware               000-029417              62-1581902
        (State or other           (Commission             (IRS Employer
        jurisdiction of           File Number)            Identification
         incorporation)                                         No.)


                             6165 N.W. 86th Street
                              Johnston, Iowa 50131
             (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (515) 331-6509

                                      N/A
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))




















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Item 1.01        Entry into a Material Definitive Agreement

         Financing

         On August 18, 2011, All Fuels & Energy Corp. (the "Company") closed upon a transaction in which the Company issued convertible notes with an aggregate principal amount of $210,000, Series A Warrants and Series B Warrants (the "Transaction"). The notes mature September 1, 2013. The notes accrue interest at 8% rate annually, and are payable at maturity unless converted by the holder into the Company's common stock at a conversion rate $0.00069 per share, subject to the Company effecting a 1 for 50 reverse split. The Series A Warrants provide the holder the right to purchase up to 100,000,000 shares of the Company's common stock at $0.005 per share, subject to the Company effecting
 a 1 for 50 reverse split. The Series B Warrants provide the holder the right to purchase up to 100,000,000 shares of the Company's common stock at $00075 per share, subject to the Company effecting a 1 for 50 reverse split. Both the Series A Warrants and Series B Warrants expire on August 15, 2015. The convertible notes, the Series A Warrants and the Series B Warrants contain standard adjustment provisions for stock splits, distributions, reorganizations, mergers and consolidations.

         In connection, with the 1 for 50 reverse split, the board of directors has approved a 1 for 50 reverse split and has agreed to take action to hold a shareholder's meeting to vote on a proposal to effect a 1 for 50 reverse split of the Company common stock that will not reduce the number of shares of common stock the Company is authorized to issue.

         Additionally, the Transaction triggered an adjustment to the conversion price in the Company's prior convertible notes in the original principal amount of $65,000 and $35,000, dated January 2010 and October 2010, respectfully, from a variable conversion price to $0.00069 per share ("Prior Notes"). In connection with the Transaction, the Prior Notes were assigned to new third party investors.

         In connection with the Transaction and because the Company has been unable to acquire a ethanol plant, the Company intends to re-focus the Company's business from the acquisition of an ethanol plant to the exploration, development, acquisition, and production of crude oil and natural gas within the
 United States.

         Extensions

         In connection with the Transaction, the Company issued an aggregate of 150,000 shares of the Company's common stock to related parties, including Sukowatey, in order to extend the maturity date on notes with the aggregate principal price of $162,000 from demand until September 1, 2012.

         Transactions Related to Sukowatey

         In connection with the Transaction, the Company entered into a Debt Conversion Agreement, a Lock-up Agreement, an Amended and Restated Employment Agreement and an Assignment Agreement with Sukowatey.

          Prior to the Transaction, the Company had an outstanding of accounts payable of $535,650 owed to Sukowatey for accrued and unpaid salary. On
August 16, 2011, the Company entered into a debt conversion agreement (the "Debt
 Conversion Agreement") with respect to $534,650 of the outstanding accrued salary. Pursuant to the Debt Conversion Agreement, Sukowatey agreed to convert the $534,650 accounts payable into shares of the Company's common stock at a conversion price of $0.00069 per share (subject to adjustment), upon the Company effecting the 1 for 50 reverse split. On August 18, 2011, the Debt Conversion Agreement was amended to convert up to 20,000,000 shares of the Company's common stock prior to the Company effecting a 1 for 50 reverse split. On
August 19, 2011, pursuant to the Debt Conversion Agreement, as amended, Sukowatey converted $13,800 of the accrued and unpaid salary into 20,000,000 shares of the Company's common stock.










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         In connection with the issuance of securities pursuant to the Debt
Conversion Agreement, Sukowatey entered into a lock-up agreement ("Lock-Up agreement"). Pursuant to the Lock-Up Agreement Sukowatey agreed not to sell, pledge, hypothecate, transfer, assign, or in any manner dispose of t

         Additionally, the Company amended and restated Sukowatey's employment agreement, dated December 18, 2009 (the "Amended Employment Agreement"). Pursuant to the Amended Employment Agreement, the Company agrees to pay Sukowatey up to$240,000 per year as follows: beginning at $12,500 per month for 4 months, $15,000 per month from month 5 until the Company closes on a debt or equity financing of at least $1,000,000, and $20,000 per month thereafter. Sukowatey's compensation is no longer connected to the acquisition of an ethanol plant.

          The Amended Employment Agreement further acknowledges that Sukowatey on his own time and money, and for his own benefit, intends to continue to
pursue the acquisition of an ethanol plant.   In connection therewith, in
consideration for the release and cancellation of $1,000 of accounts payable owed to Sukowatey by the Company, the Company agreed to assign the name "All Fuels & Energy" to Sukowatey upon the Company effecting a name change.

         This summary description of the Transaction and the agreements does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and the other documents and instruments that are filed as exhibits to this current report.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On August 18, 2011, the Company incurred a direct obligation to repay $210,000 as described in Item 1.01 of this current Report on Form 8-K.

3.02     Unregistered Sales of Equity Securities

         As more fully described in Item 1.01, the Company issued (i) notes in the aggregate principal amount of $210,000 convertible into shares of the Company's common stock at a conversion rate of $ 0.0069 per share ; (ii) Series A Warrant to purchase up to 100,000,000 shares of the Company's common stock at an exercise price of $0.005 per shares; (iii) Series B Warrants to purchase 100,000,000 shares of the Company's common stock at an exercise price of $0.0075 per share; (iv) 150,000 shares of the Company's common stock in connection with the extension of demand notes to September 1, 2012; and (v) up to 774,855,072 shares of the Company's common stock pursuant to the Debt Conversion
 Agreement. The issuance of common stock upon conversion of the notes, exercise of the Series A Warrants and the Series B Warrants, and all but 20,000,000
shares of common stock underlying the Debt Conversion Agreement, are subject to the Company effecting a 1 for 50 reverse stock split. All references to issuance of stock and conversion nor exercise prices do not take into account the contemplated 1 for 50 reverse split.

         The offers and sales were made without registration under the Act, or the securities laws of certain states, in reliance on the exemptions provided by
 Section 4(2) of Act and Regulation D under the Act and in reliance on similar exemptions under applicable state laws.

Item 5.01        Changes of Control of Registrant

         Pursuant to the Transaction, Sukowatey obtained control of the Company and certain of the investors obtained 5% or more beneficial ownership. To our knowledge, the investors did not act as a group in the Transaction. Certain of theinvestors, due to their ownership or related ownerships, may be required to file a Schedule 13D or 13G with the Securities and Exchange Commission.

         Sukowatey used outstanding accrued accounts payable for unpaid salary to purchase his shares. The investors paid the aggregate purchase price for the shares of Company common stock with personal funds.










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         Beneficial ownership has  been determined in accordance with  Rule
13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power tovote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. The convertible notes, the Series A Warrants, the Series B Warrants and 754,855,072 (pre-reverse split) of the shares underlying the Debt Conversion Agreement are only exercisable upon the effectiveness of a 1 for 50 reverse stock split. The Company intends to file a Preliminary Proxy Statement on or about August 30, 2011 to hold a shareholder meeting on or about September 15, 2011, to vote on, among other items, the 1 for 50 reverse stock split. For purposes of beneficial ownership calculations herein, it is assumed that the 1 for 50 reverse stock split will be effected and the convertible notes, Series A Warrants, the Series B Warrants and the Debt Conversion Agreement will be exercisable within 60 days from August 23, 2011. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

         To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.


                                            ------------------------------------
Name and Address of                           Number of              Percentage
Beneficial Owner (1)                         Shares Owned             of Class
-----------------------------------------   ---------------         ------------
Beneficial Owners of more than 5%
Joseph R. Lee............................     200,542 (2)              9.99%
Lee Bear I, LLC (3)......................     200,542 (4)              9.99%
Lazy Bear, LLC (5) ......................     200,542 (6)              9.99%
Jinsun, LLC (7)                               200,542 (8)              9.99%
Equity Highrise (9)                           200,542 (10)             9.99%
Acadia (11)                                    95,079 (12)             4.99%
Sun Bear, LLC(13)                             164,396                  9.10%
Loras Wolfe                                   114,000                  6.31%
Officers and Directors
Dean E. Sukowatey........................  15,814,012 (14)            93.55%
James R. Broghammer......................      53,989                  2.90%
Brad Knaack .............................      12,848                  *
All directors and  executive officers      15,880,849                 95.59%
as a group (3 persons) **................


_________
* Less than 1%

(1) Unless otherwise indicated, the mailing address of the beneficial owner is c/o All Fuels & Energy, Company, 6165 N.W. 86th Street, Johnston, Iowa 50131.

(2)      Consists of  200,542 shares of common stock underlying the convertible note issued in connection with the Transaction, but excludes an aggregate of 870,216 shares for the Company's common stock underlying derivative securities because Joseph R. Lee is contractually prohibited from exercising/converting such derivative securities to the extent that he would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise, which includes an additional 315,400 shares of the Company's common stock underlying the convertible notes issued in the Transaction, 169,524 shares of the Company's common stock underlying the Series A Warrants, 169,524 shares of the Company's common stock underlying the Series B Warrants, and 215,768 shares of the Company's common stock underlying a prior convertible note assigned to Mr. Lee pursuant to the Transaction (includes a 4.99% restriction on conversion).

(3) Lee Bear I, LLC is a dual member, Florida based LLC. Members are Joseph R. Lee and Lazy Bear, LLC. Lazy Bear, LLC acts as the member manager and is also a Florida based LLC. The physical address is 402 Appel Routh Ste 1C Key West FL 33040. The alternative mailing address is 5220 Spring Valley Ste 195 Dallas TX 75254.

(4)      Consists of 200,542 shares of common stock underlying the convertible note issued in connection with the Transaction, but excludes an aggregate of 4,190,891 shares for the Company's common stock underlying derivative securities because Lee Bear I, LLC is contractually prohibited from exercising/converting such derivative securities to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise, which includes an additional 2,037,139 shares of the Company's common stock underlying the convertible notes issued in the Transaction, 735,238 shares of the Company's common stock underlying the Series A Warrants, 735,238 shares of the Company's common stock underlying the Series B Warrants, and 638,275 shares of the Company's common stock underlying a prior convertible note assigned to Lee Bear I, LLC pursuant to the Transaction (includes a 4.99% restriction on conversion).

(5) Lazy Bear, LLC is a Florida based LLC with Oso Capital, LLC as its sole member. Oso Capital, LLC is Texas based, the member manager, and wholly owned by Scott B. Gann. The physical address is 402 Appel Routh Ste 1C Key West FL 33040. The alternative mailing address is 5220 Spring Valley Ste 195 Dallas TX 75254.

(6)      Consists of 200,542 shares of common stock underlying the convertible note issued in connection with the Transaction, but excludes an aggregate of 729,325 shares for the Company's common stock underlying derivative securities because Lazy Bear, LLC is contractually prohibited from exercising/converting such derivative securities to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise, which includes an additional 89,913 shares of the Company's common stock underlying the convertible notes issued in the Transaction, 95,238 shares of the Company's common stock underlying the Series A Warrants, 95,238 shares of the Company's common stock underlying the Series B Warrants, and 449,536 shares of the Company's common stock underlying a prior convertible note assigned to Lazy
         Bear, LLC pursuant to the Transaction (includes a 4.99% restriction on conversion).

(7) Kevan Casey c has voting control and investment discretion over securities held by Jinsun, LLC. The mailing address of the beneficial owner 2710 Thomes Avenue, Cheyenne, WY 82001










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(8)      Consists of 200,542 shares of common stock underlying the convertible note issued in connection with the Transaction, but excludes an aggregate of 4,035,980 shares for the Company's common stock underlying derivative securities because Jinsun, LLC is contractually prohibited from exercising/converting such derivative securities to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise, which includes an additional 2,355,980 shares of the Company's common stock underlying the convertible notes issued in the Transaction, 840,000 shares of the Company's common stock underlying the Series A Warrants and 840,000 shares of the Company's common stock underlying the Series B Warrants.

(9) Jonathan Friedlander has voting control and investment discretion over securities held by Equity Highrise. The mailing address of the beneficial owner 5348 Vegas Drive, #761, Las Vegas, Nevada 89108.

(10) Consists of 200,542 shares of common stock underlying the convertible note issued in connection with the Transaction, but excludes an aggregate of 822,183 shares for the Company's common stock underlying derivative securities because Equity Highrise is contractually prohibited from exercising/converting such derivative securities to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise, which includes an additional
         286,415 shares of the Company's common stock underlying the convertible notes issued in the Transaction, 160,000 shares of the Company's common stock underlying the Series A Warrants, 160,000 shares of the Company's common stock underlying the Series B Warrants, and 215,768 shares of the Company's common stock underlying a prior convertible note assigned to Equity Highrise pursuant to the Transaction (includes a 4.99% restriction on conversion).

(11) Michael C. mGoldberg has voting control and investment discretion over securities held by Acadia. The mailing address of the beneficial owner Victoria Hall, Hamilton, Bermuda HM11.

(12) Consists of 95,079 shares of common stock underlying a prior convertible note assigned to Acadia pursuant to the Transaction, but excludes an aggregate of 1,037,704 shares for the Company's common stock underlying such note because Acadia is contractually prohibited from converting to the extent that it would beneficially own in excess of 4.999% of the total number of issued and outstanding shares of common stock after such exercise.

(13) Sun Bear, LLC is Texas based LLC with Scott B. Gann as its sole member. The mailing address is 5220 Spring Valley Ste 195 Dallas TX 75254


(14)     Consists of 15,097,701 shares underlying the Debt Conversion Agreement.

Item 9.01 Financial Statements and Exhibits

          (c)      Exhibits

The following exhibits are to be filed as part of this Form 8-K:

EXHIBIT NO.     IDENTIFICATION OF EXHIBIT
10.1            Stock Purchase Agreement
10.2            Convertible Note
10.3            Amended and Restated Employment Agreement

10.4            Form of Series A Warrant
10.5            Form of Series B Warrant













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                                                        SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 24, 2011

                                                      All Fuels & Energy Company




                                                        By: Dean E. Sukowatey